SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

ECTEL LTD.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
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[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:

ECTEL LTD.

NOTICE OF 2007 ANNUAL GENERAL MEETING OF
SHAREHOLDERS

TO BE HELD ON July 30, 2007

To the Shareholders of ECtel Ltd. (the “Company,” “we,” “our” or “us”):

Notice is hereby given that the 2007 Annual General Meeting of Shareholders (the “Annual Meeting”) of the Company will be held on Monday, July 30, 2007, at 6:00 p.m. (Israel time) at the offices of the Company, 10 Amal Street, Afek Industrial Park, Rosh Ha’ayin, Israel, for the following purposes:

1.	Re-election of Yair Cohen and Rami Entin to the Board of Directors of the Company (the “Board”);

2.	Approval of the grant to Yair Cohen, in his capacity as the Chairman of the Board, of equity-based compensation;

3.	Election of Raanan Cohen to the Board;

4.	Election of Mali Baron as one of our external directors;

5.	Subject to the election of Mali Baron as an external director by the Company’s shareholders, approval of the compensation to be paid to her in such capacity and the grant to her of equity-based compensation;

6.	Re-appointment of Somekh-Chaikin, a member of KPMG International, as the Company’s auditors;

7.	Review of our audited financial statements for the year ended December 31, 2006; and

8.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on June 12, 2007 are entitled to notice of, and to vote at, the Annual Meeting. All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to attend the Annual Meeting in person are requested to complete, date and sign the enclosed form of proxy and to return it promptly (and in no event later than 72 hours prior to the time set for the Annual Meeting) in the pre-addressed envelope provided. Shareholders who attend the Annual Meeting may revoke their proxies and vote their shares in person.

Joint holders of shares should take note that, pursuant to Article 32 of the Amended and Restated Articles of Association of the Company, the vote of the senior of joint holders of any share who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of the share or shares, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.

By Order of the Board of Directors,

HADAR SOLOMON
Senior Vice-President, General Counsel &
Corporate Secretary
Rosh Ha’ayin, Israel
Date: June 22, 2007

PROXY STATEMENT

ECTEL LTD.

10 AMAL STREET, AFEK INDUSTRIAL PARK,

ROSH HA’AYIN, ISRAEL

2007 ANNUAL GENERAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the holders of Ordinary Shares, nominal value NIS 0.04 per share (the “Ordinary Shares”), of ECtel Ltd. (the “Company,” “we,” “our” or “us”) in connection with the solicitation by the Board of proxies for use at the 2007 Annual General Meeting of Shareholders (the “Annual Meeting”), or at any adjournments thereof, pursuant to the accompanying Notice of 2007 Annual General Meeting of Shareholders. The Annual Meeting will be held on Monday, July 30, 2007, at 6:00 p.m. (Israel time) at the offices of the Company, 10 Amal Street, Afek Industrial Park, Rosh Ha’ayin, Israel.

The Annual Meeting is convened for the following purposes:

1.	Re-election of Yair Cohen and Rami Entin to the Board;

2.	Approval of the grant to Yair Cohen, in his capacity as the Chairman of the Board, of equity-based compensation;

3.	Election of Raanan Cohen to the Board;

4.	Election of Mali Baron as one of our external directors;

5.	Subject to the election of Mali Baron as an external director by the Company’s shareholders, approval of the compensation to be paid to her in such capacity and the grant to her of equity-based compensation;

6.	Re-appointment of Somekh-Chaikin, a member of KPMG International, as the Company’s auditors;

7.	Review of our audited financial statements for the year ended December 31, 2006; and

8.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     We are not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their judgment on such matters.

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed.

     Shareholders may revoke their proxies at any time before the effective exercise thereof by filing with the Company a written notice of revocation or duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Ordinary Shares represented by any proxy in the enclosed form, if the proxy is properly executed and received by the Company at least 72 hours prior to the Annual Meeting, will be voted as indicated on the form or, if no preference is noted, will be voted in favor of the matters described in Items 1 through 6 above, and in such manner as the holder of the proxy may determine with respect to any other business as may properly come before the Annual Meeting or any adjournment thereof.

     Proxies for use at the Annual Meeting are being solicited by the Board. Only shareholders of record at the close of business on June 12, 2007 will be entitled to vote at the Annual Meeting. Proxy materials are being mailed to shareholders on or about June 22, 2007 and proxies will be solicited by the Company primarily by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of Ordinary Shares.

     On June 1, 2007, the Company’s outstanding share capital was comprised of 16,663,746 Ordinary Shares, each of which entitled the holder thereof to one vote in respect of each of the matters to be presented at the Annual Meeting. Pursuant to the Company’s Amended and Restated Articles of Association, two or more holders who hold in the aggregate at least twenty five percent (25%) of the voting power of the Company, present in person or by proxy at the Annual Meeting and entitled to vote, will constitute a quorum at the Annual Meeting.

Beneficial Ownership of Securities by Certain Beneficial Owners and Management

     The following table sets forth certain information, as of June 1, 2007, concerning (i) person(s) or entities known to the Company to beneficially own more than 5% of the Company’s outstanding Ordinary Shares; and (ii) the number of Ordinary Shares beneficially owned by all directors and officers of the Company as a group:

	Shares Beneficially Owned
Name	Number	Percentage
IDB Holding Corporation Ltd. and its subsidiaries (1)	4,965,059	29.80%
FMR Corp. (2)	1,754,946	10.53%
Kingdon Capital Management, LLC (3)	973,374	5.84%
Potomoc Capital Management LLC	933,244	5.60%
Directors and Executive Officers as
a Group (12 persons) (4)	227,060	1.36%

(1) This number of shares includes: (a) 3,498,835 of our Ordinary Shares are held by Koor Industries Ltd (“Koor”) which is an Israeli corporation. Koor’s Ordinary Shares are traded on the Tel Aviv Stock Exchange (“TASE”) and Koor’s ADRs (American depositary shares) are traded on the New York Stock Exchange, however, as announced on May 14, 2007, Koor intends to delist voluntarily from the New York Stock Exchange (NYSE) and to terminate its American Depositary Receipt (ADR) program with the Bank of New York (BONY); (b) 1,443,254 of our Ordinary Shares held directly by Clal Electronics Industries Ltd. (“CEI”), which is a wholly owned subsidiary of Clal Industries and Investments Ltd. (“Clal”).

CEI and Clal are Israeli corporations. Clal’s shares are traded on TASE; (c) 9,483 of our Ordinary Shares held directly by IDB Development Corporation Ltd. (“IDBD”), and 4,004 of our Ordinary Shares held by subsidiaries of Clal Insurance Enterprises Holdings Ltd (“Clal Insurance”), a majority-owned subsidiary of IDBD, for their own account (but does not include 1,993 of our Ordinary Shares held for members of the public through insurance policies managed by subsidiaries of Clal Insurance, and 735 of our Ordinary Shares held by unaffiliated third-party client accounts managed by subsidiaries of Clal Insurance as portfolio managers). IDBD and Clal Insurance are Israeli corporations, whose shares are traded on TASE; and (d) 9,483 of our Ordinary Shares held by Badal Securities Ltd. (“Badal”), a wholly owned subsidiary of IDB Holding Corporation Ltd. (“IDBH”). Badal and IDBH are Israeli corporations. IDBH’s shares are traded on TASE.

Approximately 42% of Koor’s Ordinary Shares are held by Discount Investment Corporation Ltd. (“DIC”), and approximately 10% of Koor’s Ordinary Shares are held directly by IDBD. DIC is an Israeli corporation whose shares are traded on TASE. Clal and DIC are controlled by IDBD. IDBD is control by IDBH.

IDBH is controlled as follows: Ganden Holdings Ltd. (“Ganden”), a private Israeli company controlled by Nochi Dankner and his sister Shelly Bergman, holds, directly and through a wholly-owned subsidiary, approximately 44.88% of the outstanding shares of IDBH; Shelly Bergman, through a wholly-owned company, holds approximately 7.23% of the outstanding shares of IDBH; Avraham Livnat Ltd (“Livnat”), a private Israeli company controlled by Avraham Livnat holds, directly and through a wholly-owned subsidiary, approximately 10.38% of the outstanding shares of IDBH; and Manor Holdings BA Ltd. (“Manor”), a private company controlled by Ruth Manor holds, directly and through a majority-owned subsidiary, approximately 10.37% of the outstanding shares of IDBH.

Subsidiaries of Ganden, Livnat and Manor have entered into a shareholders agreement with respect to shares of IDBH constituting 31.02%, 10.34% and 10.34%, respectively, of the outstanding shares of IDBH for the purpose of maintaining and exercising control of IDBH as a group. Their additional holdings in IDBH are not subject to the shareholders agreement. The term of the shareholders agreement expires in May 2023.

Based on the foregoing, IDBH (by reason of its control of Badal and IDBD, and by reason of IDBD’s control of Clal, CEI, Clal Insurance, DIC, Koor, Ganden, Manor and Livnat (by reason of their control of IDBH) and Nochi Dankner, Shelly Bergman, Ruth Manor, and Avraham Livnat (by reason of their control of Ganden, Manor and Livnat, respectively) may be deemed to share with Badal, IDBD, Clal, CEI, Clal Insurance, DIC, and Koor the power to vote and dispose of our Ordinary Shares held by these entities.

(2) Based upon a Schedule 13G filed with the SEC on February 14, 2007. FMR Corp. owns Fidelity Management & Research Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 that manages various registered investment companies that own some of our shares. One such investment company is a shareholder of ECI and acquired ECtel shares in ECI’s share distributions in May 2004 and July 2006. FMR Corp. also owns Fidelity Management Trust Company, a bank that owns some of our shares. Edward C. Johnson III and other members of his family are the predominate owners of, and may be deemed to form a controlling group of, FMR Corp.

(3) Based upon a Schedule 13G filed with the SEC on February 12, 2007, containing information as of December 31, 2006 with respect to beneficial ownership of our Ordinary Shares held for the accounts of Kingdon Associates, a New York limited partnership (“Kingdon Associates”), Kingdon Offshore Ltd., a Cayman Islands exempted company (“Kingdon Offshore”), and Kingdon Family Partnership, L.P., a New York limited partnership (“Kingdon Family Partnership”). Kingdon Capital Management serves as investment manager to each of Kingdon Associates, Kingdon Offshore and Kingdon Family Partnership. In such capacity, Kingdon Capital Management may be deemed to have voting and dispositive power over our Ordinary Shares held for the accounts of each of Kingdon Associates, Kingdon Offshore and Kingdon Family Partnership. Mark Kingdon is the managing member and president of Kingdon Capital Management.

(4) Includes 227,060 Ordinary Shares underlying options that are either currently exercisable or that will become exercisable within 60 days after the date of this Proxy Statement.

PROPOSED RESOLUTIONS

ITEM 1 - RE-ELECTION OF DIRECTORS

     The Company currently has a Board consisting of five (5) directors, including two (2) “external directors” appointed in accordance with the requirements of Israeli law, as discussed further below. Those directors who are not external directors are elected annually. At the Annual Meeting, shareholders will be asked to re-elect Messrs. Yair Cohen and Rami Entin to the Board. The Board has nominated these individuals to be elected as directors.

     Certain information about the nominees is set forth below:

     Yair Cohen has served as the Chairman of the Board of the Company since August, 2006. Mr. Cohen has served as a Vice President of Elron Electronic Industries Ltd. (“Elron”) since July, 2005. From 2000 until joining Elron, Mr. Cohen served as a Brigadier General in Unit 8200, the central military intelligence unit of the Israeli Defense Force, engaged in the development of advanced technology. Mr. Cohen serves on the Boards of Directors of RDC-Rafael Development Corporation Ltd., Galil Medical Ltd., and other Elron group companies. Mr. Cohen holds a BA degree in History and Arabic (Summa cum laude) from Bar-Ilan University, Israel, and a MA degree in Management of National Resources (Summa cum laude) from Industrial College (NDU), Washington D.C., U.S.

     Rami Entin has served as one of the Company’s directors since June 2004. From 2001 until 2003, Mr. Entin was the chairman of the Hashavim Group, a data center for direct taxation and employment laws and a processor of wages and personnel data. From 1999 until 2001, Mr. Entin was Co-Chief Executive Officer and a director of Hilan-Tech Ltd., where he was in charge of financial, personnel, sales and marketing and Lotus Notes operations. From 1985 until 1999 he was financial manager and a director of Hilan Ltd., where he was in charge of financial and personnel operations. From 1981 until 1985, Mr. Entin worked for Kesselman & Kesselman, an accounting firm, where he served various publicly traded companies engaged in the services and industry fields. Mr. Entin is a director of Maccabee-Dent, which is engaged in the management and operation of dental clinics, and is an external director of Solomon Holdings Ltd., an Israeli publicly traded construction company. Mr. Entin holds a B.A. degree in accounting and economics and an M.B.A. degree from the Tel Aviv University, and is a certified accountant in Israel. He is also a graduate of the Advanced Management Program at Harvard University.

     It is proposed that the following resolution be adopted at the Annual Meeting:

     “RESOLVED, that Yair Cohen and Rami Entin be, and each of them hereby is, re-elected to the Board.”

Required Vote

     The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt the foregoing Resolution.

The Board recommends a vote FOR the re-election of each of the foregoing nominees.

ITEM 2 -	APPROVAL OF THE GRANT OF EQUITY BASED COMPENSATION TO THE CHAIRMAN OF THE BOARD

     The shareholders will be asked to approve the grant of equity-based compensation to Yair Cohen, in his capacity as Chairman of the Board, as follows:

A.	Grant of 200,000 options with an exercise price of $5.26 per share of which 50,000 options vested immediately upon grant, 75,000 options will vest on February 8, 2008, and 75,000 options will vest on February 8, 2009.

B.	Grant of 100,000 options with an exercise price of $3.49 per share of which 50,000 options vested immediately upon grant and 50,000 options will vest on August 20, 2007.

     Under the Companies Law, the payment of compensation to directors requires the approvals of our Audit Committee, Board and shareholders. The grant of equity-based compensation to Mr. Cohen, described above, has been approved by the Company’s Audit Committee and the Board.

     It is proposed that the following resolution be adopted at the Annual Meeting:

     “RESOLVED, that the proposed grant to Yair Cohen, of equity-based compensation, in his capacity as the Chairman of the Board, as approved by the Company’s Audit Committee and Board be, and hereby is, approved.”

Required Vote

     The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt the foregoing Resolution.

The Board recommends a vote FOR the grant of stock options to the Chairman of the Board.

ITEM 3 - ELECTION OF A NEW DIRECTOR

     At the Annual Meeting, shareholders will be asked to confirm Raanan Cohen’s appointment as a new director to the Board on June 3, 2007, to fill the vacancy created by Jonathan Kolber’s resignation.

     Certain information about the nominee is set forth below:

     Raanan Cohen was appointed Chief Executive Officer of Koor in July 2006. Mr. Cohen served as President and Chief Executive Officer of Scailex Corporation Ltd. (formerly Scitex) from 2004 to July 2006. He also serves as Vice President of Discount Investments Corporation Ltd., or DIC, Koor’s controlling shareholder, since August 2001 and previously served as Executive Assistant to the Chief Executive Officer of DIC from 1999. Prior to joining DIC, Mr. Cohen was an associate with McKinsey & Company, Inc. in London from 1997.

Mr. Cohen is a lawyer, admitted to the Israel Bar. Mr. Cohen is a member of the board of directors of a number of companies in the IDB group, including Makhteshim Agan Industries Ltd., ECI Telecom Ltd., Cellcom Israel Ltd. and Property & Building Corporation Ltd. Mr. Cohen holds bachelor degrees in law and economics from Tel Aviv University and a masters degree in management from J.L. Kellogg Graduate School of Management at Northwestern University.

      It is proposed that the following resolution be adopted at the Annual Meeting:

      “RESOLVED, that Raanan Cohen is elected to the Board, effective immediately.”

Required Vote

     The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt the foregoing Resolution.

     The Board recommends a vote FOR the election of Raanan Cohen as a director of the Company.

ITEM 4 - ELECTION OF AN EXTERNAL DIRECTOR

     Companies incorporated under the laws of Israel whose shares have been offered to the public, such as the Company, are required by the Israeli Companies Law, 5759-1999 (“Companies Law”) to have at least two “external directors.” To qualify as an external director, an individual may not have, and may not have had at any time during the previous two years, any “affiliations” with the company or its “affiliates,” as such terms are defined in the Companies Law. In addition, no individual may serve as an external director if the individual’s position or other activities create or may create a conflict of interest with his or her role as an external director. For a period of two years from termination of office, a former external director may not serve as a director or employee of the company or provide professional services to the company for compensation.

     The external directors are required to be elected by the shareholders. The term of an external director is three years and may be extended for an additional term of three years. All of the external directors of a company must be members of its audit committee and the other committees of a company’s board of directors must each include at least one external director.

     According to a March 2005 amendment to the Companies Law, effective as of January 2006, at least one of the external directors must have accounting and financial expertise (as such expertise is defined by the Companies Law and regulations). The other external director must have professional qualifications per the requirements of the Companies Law and its regulations.

     Tali Livni, one of our external directors who has the professional qualifications as per the requirements of the Companies Law and its regulations, will conclude her initial term as an external director on July 29, 2007. At the Annual Meeting, shareholders will be asked to elect Mali Baron as a new external director in place of Tali Livni. The Board of Directors found Ms. Baron to be a qualified expert pursuant to the requirements of the Companies Law and its regulations. A brief biography of Mali Baron is set forth below.

     Mali Baron served as Senior Assistant General Manager, Head of Branches and Mortgages Division of Mercantile Discount Bank from 1997 until 2006. From 1990 until 1996, she held various positions with United Mizrahi Bank including the Director of the Business Credit Division, General Manager of Bank Mizrahi for Industry, Director of B.N.S. Leasing Company of Bank Mizrahi and Director of the Economic Division of the bank. From 1988 to 1989, Ms. Baron served as the Head Economist and Director of Human Resources for the General Bank. From 1986 to 1987, she served as an economic consultant for the First International Bank. From 1975 to 1985, Mali worked in the Budget Department of the Ministry of Finance and served as its Deputy Director from 1982-1985. She holds a BA in Economics and Developing Countries from Tel-Aviv University and an M.B.A in Business Administration from Hebrew University. Ms. Baron has also completed course work toward a Masters in Economics.

     It is proposed that the following resolution be adopted at the Annual Meeting:

     “RESOLVED, that Mali Baron be, and she is hereby elected as an external director of the Company with the professional qualifications for an external director as per the requirements of the Companies Law and its regulations for a term of three years, effective immediately.”

Required Vote

     The election of external directors requires the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, including at least one third of the shares of “non-controlling shareholders” (as such term is defined in the Companies Law) voting on the matter (unless the total number of shares of “non-controlling shareholders” voted against the election of the external directors does not exceed one percent of the outstanding Ordinary Shares).

     The Board recommends a vote FOR the election of Mali Baron as an external director.

ITEM 5 -	COMPENSATION OF EXTERNAL DIRECTOR AND GRANT OF EQUITY-BASED COMPENSATION TO EXTERNAL DIRECTOR

     Under the Companies Law, the payment of compensation and grant of options to directors requires the approvals of our Audit Committee, Board of Directors and shareholders. The form and amount of compensation of external directors is governed by the Companies Regulations (Rules Regarding Compensation and Expenses to External Directors), 2000, as amended (the “Compensation Regulations”).

     Subject to her election as an external director at the Annual Meeting, we propose to pay Mali Baron, in accordance with Section 8A of the Compensation Regulations, the following fee, as is payable to the Company’s other external director, Sami Totah, and as previously approved by our Audit Committee and Board:

     For each year of service as an external director of the Company, NIS 100,000 (currently equal to approximately $25,000), payable in advance at the commencement of each year of service by Mali Baron, without recourse if terminated during any such year of service.

     In addition, we propose to pay Ms. Baron the following fees for participation in meetings of the Board or any committee thereof as have been previously approved by our Audit Committee and Board:

(i)	NIS 2,000 for each meeting attended by Mali Baron in person;

(ii)	NIS 1,200 for each meeting attended by Mali Baron other than in person; and

(iii)	NIS 1,000 for Mali Baron’s participation in each action taken by the Board or any committee thereof without a meeting, in writing or by electronic transmission.

     In addition, we will reimburse Ms. Baron for expenses incurred by her in her capacity as an external director, in accordance with the Company’s policy and the Compensation Regulations.

     Finally, we propose to grant Mali Baron equity-based compensation, in an amount equal to options to purchase 20,000 of our Ordinary Shares, with such terms (including exercise price and vesting schedule) as approved by the Company’s Audit Committee and Board.

     It is proposed that the following resolution be adopted at the Annual Meeting:

     “RESOLVED, that the proposed compensation to be paid to Mali Baron, the Company’s new external director, and the proposed grant to Mali Baron, of equity-based compensation, as approved by the Company’s Audit Committee and Board, each as described in this Proxy Statement, are hereby approved.”

Required Vote

     The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt the Resolution approving the payment of compensation to Mali Baron and the grant to Mali Baron of equity-based compensation.

     The Board recommends a vote FOR approval of this proposed Resolution.

ITEM 6 - RE-APPOINTMENT OF AUDITORS

     It is proposed to re-appoint Somekh-Chaikin, a member of KPMG International, independent public accountants in Israel, as our independent auditors until the next annual general meeting. Somekh-Chaikin has no relationship with the Company or with any affiliate of the Company, except as auditors. Pursuant to Article 66 of the Amended and Restated Articles of Association of the Company, the Company’s Audit Committee fixes the compensation of the auditors. The details of the Auditors’ compensation will be presented at the Annual Meeting.

     It is proposed that the following resolution be adopted at the Annual Meeting:

     “RESOLVED, that Somekh-Chaikin, a member of KPMG International, independent public accountants in Israel, be, and they hereby are, appointed as auditors of the Company until the next annual general meeting.”

Required Vote

     The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt the Resolution approving the re-appointment of Somekh-Chaikin, a member of KPMG International, independent public accountants in Israel, as our independent auditors until the next annual general meeting.

     The Board recommends a vote FOR approval of this proposed Resolution.

OTHER BUSINESS

     The Board will present to the Annual Meeting the Audited Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 2006, a copy of which is attached hereto. Our Audited Consolidated Financial Statements are enclosed, but are not part of the proxy solicitation material.

     Other than as set forth above, management knows of no business to be transacted at the Annual Meeting but, if any other matters are properly presented at the Annual Meeting, the persons named in the enclosed form of proxy will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,

HADAR SOLOMON
Senior Vice-President, General Counsel &
Corporate Secretary
Rosh Ha’ayin, Israel
Date: June 22, 2007

ECtel Ltd.
10 AMAL STREET
AFEK INDUSTRIAL PARK
ROSH-HAAYIN
48092, ISRAEL
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope herewith provided or return it to ECtel Ltd., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ECTLD1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ECtel Ltd.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Resolution		For	Against	Abstain			For	Against	Abstain

1a. Re-Election of Director - Yair Cohen		☐	☐	☐	4. Election of Ms. Mali Baron as an external director		☐	☐	☐

1b. Re-Election of Director - Rami Entin		☐	☐	☐	5. Approval of compensation to be paid to Ms. Mali Baron in her capacity as an external director and the grant to her of equity-based compensation		☐	☐	☐
2. Approval of grant to the Chairman of the Board equity-based compensation		☐	☐	☐

3. Election of Director - Raanan Cohen		☐	☐	☐	6. Re-appointment of Somekh-Chaikin, a member of KPMG International, as the Company's auditors		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

ECtel Ltd.

PROXY

     The undersigned hereby appoints Mr. Michael Neumann, Senior Vice President and Chief Financial Officer, and Mr. Hadar Solomon, Vice President, General Counsel and Corporate Secretary, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the Ordinary Shares of ECtel Ltd. (the “Company”) which the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company, 10 Amal Street, Afek Industrial Park, Rosh-Ha’ayin, Israel 48092 on Monday, July 30, 2007 at 6:00 p.m. (Israel time), and at any adjournments or postponements thereof, upon the matters on the reverse side, which are more fully described in the Notice of 2007 Annual Meeting of Shareholders and Proxy Statement relating to the Annual Meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy will be voted FOR such matter. Any and all proxies heretofore given by the undersigned are hereby revoked.

     The undersigned acknowledges receipt of the Notice of the 2007 Annual Meeting of Shareholders and Proxy Statement relating to the Annual Meeting.

     Please date, sign exactly as your name appears on this Proxy and promptly return the Proxy in the enclosed envelope. In the case of joint ownership, each owner should sign. Otherwise, the signature of the senior owner who votes shall be accepted to the exclusion of the vote(s) of the other joint owner(s); for this purpose, seniority shall be determined by the order in which the names appear in the shareholders’ register. When signing as attorney, executor, administrator, trustee or guardian, or in any other similar capacity, please give full title.

      If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE